United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 14, 2025

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Ordinary Share of par value $0.0001, one Warrant and one Right	EMCGU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	The Nasdaq Stock Market LLC
Warrants included as part of the Units	EMCGW	The Nasdaq Stock Market LLC
Rights included as part of the Units	EMCGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2025, Embrace Change Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) that the Company’s securities will be delisted from The Nasdaq Stock Market by reason of the failure of the Company to complete its initial business combination by August 9, 2025 (36 months from the effectiveness of its IPO registration statement) as required by IM-5101-2. Accordingly, trading in the Company’s Ordinary Shares, Warrants, Rights and Units will be suspended at the opening of business on August 21, 2025 and a Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on the Nasdaq Stock Market.

After suspension from Nasdaq, the Company expects its Ordinary Shares, Warrants, Rights and Units to be quoted on the Pink Open Market operated on The OTC Market systems (“OTC Market”) under the symbols “EMCG,” “EMCGW,” “EMCGR” and “EMCGU,” respectively. There is no guarantee, however, that a broker will continue to make a market in the Company’s securities or that trading thereof will continue on the OTC Market or otherwise.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to continue to pursue an initial business combination as well as the listing of the post-combination company’s Ordinary Shares and Warrants on The Nasdaq Stock Market in connection therewith. However, there can be no assurance that an initial business combination will ultimately be successful or that the post-combination company’s securities will ultimately be listed on Nasdaq in connection therewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2025

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Jingyu Wang
Name:	Jingyu Wang
Title:	Chief Executive Officer